UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 9, 2011

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 9, 2011, General Maritime Corporation, a Marshall Islands corporation (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders of record on June 17, 2011 were entitled to vote 117,673,901 shares of the common stock of the Company (the “Common Stock”).  A total of 63,884,188 shares of Common Stock (54.3% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Special Meeting, the shareholders of the Company approved (i) (a) any adjustments to the number of shares of Common Stock or type or form of securities into which the detachable warrants issued by the Company (the “Warrants”) on May 6, 2011 to OCM Marine Investments CTB, Ltd. (including any successors or assigns pursuant to the Investment Agreement, the “Oaktree Lender”), an affiliate of Oaktree Capital Management, L.P., for the purchase of 23,091,811 shares of Common Stock, representing approximately 19.9% of the outstanding Common Stock (measured as of immediately prior to the date of such issuance) at an exercise price of $0.01 per share, are exercisable pursuant to the Warrants, (b) the issuance from time to time of additional Warrants pursuant to the terms of the Warrants (and the issuance of any shares of Common Stock purchasable under any additional Warrants), in each case, pursuant to the terms of the Warrants, and (c) the issuance by the Company from time to time of shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, capital stock of the Company (“Preemptive Rights Securities”) pursuant to the preemptive rights granted to the Oaktree Lender and certain of its affiliates (including securities issued or issuable upon exercise, conversion or exchange of Preemptive Rights Securities that are exercisable, convertible or exchangeable into other securities by their terms) pursuant to the Investment Agreement, dated as of March 29, 2011, as amended by Amendment No. 1 to Investment Agreement, dated as of May 6, 2011, between the Company and the Oaktree Lender (the “Oaktree Proposal”); and (ii) the General Maritime Corporation 2011 Stock Incentive Plan.

The voting results with respect to the Oaktree Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,813,508	12,861,403	3,209,277	0

The voting results with respect to the General Maritime Corporation 2011 Stock Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,726,789	22,808,115	3,349,284	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1
General Maritime Corporation 2011 Stock Incentive Plan (Incorporated by reference from Exhibit 4.1 from General Maritime Corporation’s Registration Statement on Form S-8 (Commission File No. 333-174133), filed with the Securities and Exchange Commission on May 11, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President, Chief Financial Officer

Date: August 9, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1
General Maritime Corporation 2011 Stock Incentive Plan (Incorporated by reference from Exhibit 4.1 from General Maritime Corporation’s Registration Statement on Form S-8 (Commission File No. 333-174133), filed with the Securities and Exchange Commission on May 11, 2011).